UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): May 12, 2015

COLLEGIUM PHARMACEUTICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	001-37372	03-0416362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

780 Dedham Street

Suite 800

Canton, MA 02021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 713-3699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amended and Restated Articles of Incorporation

On May 11, 2015, Collegium Pharmaceutical, Inc. (the “Company”) filed amended and restated articles of incorporation (the “Post-IPO Charter”) with the State Corporation Commission of the Commonwealth of Virginia in connection with the closing of the Company’s initial public offering of shares of its common stock (the “IPO”). The Company’s board of directors and shareholders previously approved the Post-IPO Charter effective as of and contingent upon the closing of the IPO. The Post-IPO Charter became effective on May 12, 2015.

The Post-IPO Charter amends and restates the Company’s previous articles of incorporation in their entirety to, among other things: (i) increase the authorized number of shares of common stock to 100,000,000 shares, (ii) eliminate all references to the previously existing series of preferred stock; (iii) authorize 5,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; and (iv) provide for classification of the Company’s board of directors.

The foregoing description of the Post-IPO Charter is qualified by reference to the Post-IPO Charter, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated Bylaws

Effective as of May 12, 2015, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the IPO. The Company’s board of directors and shareholders previously approved the Restated Bylaws effective as of, and contingent upon, the closing of the IPO.

The Restated Bylaws amended and restate the Company’s previous bylaws in their entirety to, among other things: (i) eliminate the ability of the Company’s shareholders to take action by written consent in lieu of a meeting, (ii) establish procedures relating to the presentation of shareholder proposals at shareholder meetings; (iii) establish procedures relating to the nomination of directors; and (iv) conform to the amended provisions of the Post-IPO Charter.

The foregoing description of the Restated Bylaws in qualified by reference to the Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01                 Financial Statements and Exhibits.

(d)         Exhibits

3.1                               Second Amended and Restated Articles of Incorporation of Collegium Pharmaceutical, Inc.

3.2                               Amended and Restated Bylaws of Collegium Pharmaceutical, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLEGIUM PHARMACEUTICAL, INC.

Date: May 12, 2015	By:	/s/ Paul Brannelly
		Name:	Paul Brannelly
		Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Second Amended and Restated Articles of Incorporation of Collegium Pharmaceutical, Inc.
3.2	Amended and Restated Bylaws of Collegium Pharmaceutical, Inc.